                       FRANK RUSSELL INVESTMENT COMPANY

[LOGO OF RUSSELL APPEARS HERE]


LifePoints(R) Funds
Prospectus


Class C Shares:

Equity Aggressive Strategy Fund*
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund



July 15, 1999




     909 A STREET, TACOMA, WA 98402 800-787-7354  253-627-7001




As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

* Prior to May 1, 1999, this Fund was known as the Equity Balanced Strategy
Fund.

                               TABLE OF CONTENTS

Risk/Return Summary
  Investment Objective....................................................   3
  Principal Investment Strategies.........................................   3
  Principal Risks.........................................................   5
  Performance.............................................................   6
  Fees and Expenses.......................................................   9
Summary Comparison of the Funds...........................................  11
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification......  11
Management of the Underlying Funds and the LifePoints Funds...............  13
The Money Managers for the Underlying Funds...............................  15
Investment Objectives, Investment Strategies and Risks of the Underlying
 Funds....................................................................  15
Principal Risks...........................................................  26
Dividends and Distributions...............................................  31
Taxes.....................................................................  32
How Net Asset Value Is Determined.........................................  32
Distribution and Shareholder Servicing Arrangements.......................  33
How to Purchase Shares....................................................  33
Exchange Privilege........................................................  35
How to Redeem Shares......................................................  36
Payment of Redemption Proceeds............................................  37
Written Instructions......................................................  37
Account Policies..........................................................  38
Financial Highlights......................................................  39
Money Manager Information.................................................  44

                              RISK/RETURN SUMMARY

                             INVESTMENT OBJECTIVE

Equity          seeks to achieve high, long-term capital appreciation, while
Aggressive      recognizing the possibility of high fluctuations in year-to-
Strategy        year market values.
Fund*

Aggressive      seeks to achieve high, long-term capital appreciation with low
Strategy Fund   current income, while recognizing the possibility of
                substantial fluctuations in year-to-year market values.

Balanced        seeks to achieve a moderate level of current income and, over
Strategy Fund   time, above-average capital appreciation with moderate risk.

Moderate        seeks to achieve moderate long-term capital appreciation with
Strategy Fund   high current income, while recognizing the possibility of
                moderate fluctuations in year-to-year market values.

Conservative    seeks to achieve moderate total rate of return through low
Strategy Fund   capital appreciation and reinvestment of a high level of
                current income.

* Prior to May 1, 1999, this Fund was known as the Equity Balanced Strategy
  Fund.

                        PRINCIPAL INVESTMENT STRATEGIES

  Each of the five Frank Russell Investment Company (FRIC) Funds described in this Prospectus (LifePoints Fund) is a "fund of funds," and diversifies its assets by investing, at present, in the Class S Shares of several other FRIC Funds (Underlying Funds). Each LifePoints Fund seeks to achieve a specific investment objective by investing in different combinations of the Underlying Funds.

  Each LifePoints Fund allocates its assets by investing in shares of a diversified group of Underlying Funds. The Underlying Funds in which each LifePoints Fund invests are shown in the table below. The LifePoints Funds intend their strategy of investing in combinations of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments.

                             Equity
                           Aggressive Aggressive Balanced Moderate Conservative
                            Strategy   Strategy  Strategy Strategy   Strategy
Underlying Fund               Fund       Fund      Fund     Fund       Fund
---------------            ---------- ---------- -------- -------- ------------
Diversified Equity Fund..      30%        21%       16%      11%         5%
Special Growth Fund......      10%        11%        5%       2%       -- %
Quantitative Equity
 Fund....................      30%        21%       16%      11%         6%
International Securities
 Fund....................      20%        19%       14%       9%         5%
Diversified Bond Fund....     -- %       -- %       25%      27%        18%
Multistrategy Bond Fund..     -- %        18%       16%     -- %       -- %
Real Estate Securities
 Fund....................       5%         5%        5%       5%         5%
Emerging Markets Fund....       5%         5%        3%       2%         1%
Short Term Bond Fund.....     -- %       -- %      -- %      33%        60%

                              [GRAPH APPEARS HERE]
                           5% Real Estate Securities
                              5% Emerging Markets
                               10% Special Growth
                          20% International Securities
                             30% Diversified Equity
                            30% Quantitative Equity

                        Equity Aggressive Strategy Fund




                              [GRAPH APPEARS HERE]
                           5% Real Estate Securities
                              5% Emerging Markets
                               11% Special Growth
                             18% Multistrategy Bond
                          19% International Securities
                             21% Diversified Equity
                            21% Quantitative Equity

                            Aggressive Strategy Fund




                              [GRAPH APPEARS HERE]
                              3% Emerging Markets
                           5% Real Estate Securities
                               5% Special Growth
                              25% Diversified Bond
                          14% International Securities
                             16% Diversified Equity
                             16% Multistrategy Bond
                            16% Quantitative Equity

                             Balanced Strategy Fund






                              [GRAPH APPEARS HERE]
                               2% Special Growth
                              2% Emerging Markets
                           5% Real Estate Securities
                          9% International Securities
                             11% Diversified Equity
                            11% Quantitative Equity
                              27% Diversified Bond
                              33% Short Term Bond

                             Moderate Strategy Fund





                              [GRAPH APPEARS HERE]
                              1% Emerging Markets
                             5% Diversified Equity
                          5% International Securities
                           5% Real Estate Securities
                             6% Quantitative Equity
                              18% Diversified Bond
                              60% Short Term Bond

                           Conservative Strategy Fund

  A LifePoints Fund can change the allocation of its assets among Underlying Funds at any time, if the LifePoints Funds' investment adviser, Frank Russell Investment Management Company (FRIMCo) believes that doing so would better enable the LifePoints Fund to pursue its investment objective. From time to time, each LifePoints Fund adjusts its investments within set limits based on FRIMCo's outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, each LifePoints Fund may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue the LifePoints Fund's investment objective. However, the LifePoints Funds expect that amounts they allocate to each Underlying Fund will generally vary only within 10% of the ranges specified in the table above.

Diversification

  Each LifePoints Fund is a "nondiversified" investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds). Each of the Underlying Funds in which the LifePoints Funds invest is a diversified investment company.

                                PRINCIPAL RISKS

  You should consider the following factors before investing in the LifePoints
Funds:

  . An investment in the LifePoints Funds, like any investment, has risks. The value of each LifePoints Fund fluctuates, and you could lose money.

  . Since the assets of each LifePoints Fund is invested primarily in shares of the Underlying Funds, the investment performance of each LifePoints Fund is directly related to the investment performance of the Underlying Funds in which it invests.

  . The policy of each LifePoints Fund is to allocate its assets among the Underlying Funds within certain ranges. Therefore, the LifePoints Funds may have less flexibility to invest than a mutual fund without such constraints.

  . A LifePoints Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include the risks associated with a multi-manager approach to investing, as well as those associated with investing in equity securities, fixed income securities and international securities. In addition, each Lifepoints Fund and each Underlying Fund could be adversely affected if the computer systems of its service providers or of the issuers in which they invest fail to operate properly on or after January 1, 2000. For further detail on the risks summarized here, please refer to the section "Risks of the Underlying Funds."

  . An investment in any of the LifePoints Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  . The officers, Trustees, and FRIMCo presently serve as officers, Trustees and investment manager of the Underlying Funds. Therefore, conflicts may arise as those persons and FRIMCo fulfill their fiduciary responsibilities to the LifePoints Funds and to the Underlying Funds.

                                  PERFORMANCE

  The following bar charts illustrate the risks of investing in the LifePoints Funds by showing how the performance of each LifePoints Fund's Class E Shares has varied from year to year. The highest and lowest quarterly return during the periods shown in the bar charts for those Class E Shares are set forth below the bar charts.

  The tables to the right of the bar charts further illustrate the risks of investing in the LifePoints Funds by showing how the average annual returns of each LifePoints Fund's Class E Shares for the periods shown compare with the returns of certain indexes that measure broad market performance. The performance information shown does not reflect any account maintenance fee. Any such charge will reduce your return.

  For the periods shown, no Class C Shares of the LifePoints Funds were outstanding. Therefore, this performance information relates to the LifePoints Funds' Class E Shares, which differ from the Class C Shares with respect to fees and expenses. Class C expenses will generally be higher than Class E expenses. Therefore, Class E Shares, which are not offered by this Prospectus, generally will have a higher return than Class C Shares.

  Past performance is no indication of future results.

                        Equity Aggressive Strategy Fund

                 Average annual total returns*

                 for the periods ended December 31, 1998
                 -------------------------------------------------------
                                                                Since
                                                     1 Year  Inception**
                 -------------------------------------------------------
[PERFORMANCE     Equity Aggressive Strategy Fund
   CHART          Class E.........................  13.75%      8.69%
  APPEARS        -------------------------------------------------------
   HERE]         Salomon Smith Barney 3-Month
                  Treasury Bill Index.............   5.05       4.99
                 -------------------------------------------------------
                 Equity Aggressive Strategy
                  Composite Index#................  17.71      13.07

 Best Quarter: 4th-1998 17.7%
 Worst Quarter: 3rd-1998 (14.0)%
---------------------
* Commenced operations by issuing Class E Shares on September 30, 1997.
# The Equity Aggressive Strategy Composite Index is comprised of the following indices: 60% Russell 1000(R) Index, 20% Salomon Smith Barney BMI Ex-US, 10% Russell 2500(TM) Index, 5% IFC Investable composite Index and 5% NAREIT Equity REIT Index.

                           Aggressive Strategy Fund

                 Average annual total returns*

                  for the periods ended December 31, 1998
                 -----------------------------------------------------
                                                              Since
                                                   1 Year  Inception**
                 -----------------------------------------------------
[PERFORMANCE     Aggressive Strategy Fund Class
   CHART          E............................... 11.69%      8.79%
  APPEARS        -----------------------------------------------------
   HERE]         Salomon Smith Barney 3-Month
                  Treasury Bill Index.............  5.05       4.99
                 -----------------------------------------------------
                 Aggressive Strategy Composite
                  Index#.......................... 14.68      10.80

 Best Quarter: 4th-1998 14.3%
 Worst Quarter: 3rd-1998 (11.6)%
---------------------
* Commenced operations by issuing Class E Shares on September 16, 1997.
# The Aggressive Strategy Composite Index is comprised of the following indices: 42% Russell 1000(R) Index, 19% Salomon Smith Barney BMI Ex-US, 18% Lehman Brothers Aggregate Bond Index, 11% Russell 2500(TM) Index, 5% IFC Investable composite Index and 5% NAREIT Equity REIT Index.



                            Balanced Strategy Fund

                  Average annual total returns*

                   for the periods ended December 31, 1998
                 -----------------------------------------------------

                                                              Since
                                                   1 Year  Inception**
                 -----------------------------------------------------
[PERFORMANCE     Balanced Strategy Fund Class E... 11.66%      9.80%
   CHART         -----------------------------------------------------
  APPEARS        Salomon Smith Barney 3-Month
   HERE]          Treasury Bill Index.............  5.05       4.99
                 -----------------------------------------------------
                 Balanced Strategy Composite
                  Index#.......................... 13.72      11.23

 Best Quarter: 4th-1998 10.5%
 Worst Quarter: 3rd-1998 (7.2)%
---------------------
* Commenced operations by issuing Class E Shares on September 16, 1997.
# The Balanced Strategy Composite Index is comprised of the following indices:
  41% Lehman Brothers Aggregate Bond Index, 32% Russell 1000(R) Index, 14% Salomon Smith Barney BMI Ex-US, 5% Russell 2500(TM) Index, 5% NAREIT Equity REIT Index and 3% IFC Investable composite Index.

                            Moderate Strategy Fund

                 Average annual total returns*

                  for the periods ended December 31, 1998
                 -----------------------------------------------------
                                                               Since
                                                   1 Year  Inception**
                 -----------------------------------------------------
[PERFORMANCE     Moderate Strategy Fund Class E... 10.19%     8.04%
   CHART         -----------------------------------------------------
  APPEARS        Salomon Smith Barney 3-Month
   HERE]          Treasury Bill Index.............  5.05      4.99
                 -----------------------------------------------------
                 Moderate Strategy Composite
                  Index#.......................... 11.30      9.78

 Best Quarter: 4th-1998 6.8%
 Worst Quarter: 3rd-1998 (3.8)%
---------------------
* Commenced operations by issuing Class E Shares on October 2, 1997.
# The Moderate Strategy Composite Index is comprised of the following indices:
  33% Merrill Lynch 1-2.99 Year Treasury Index, 27% Lehman Brothers Aggregate Bond Index, 22% Russell 1000(R) Index, 9% Salomon Smith Barney BMI Ex-US, 5% NAREIT Equity REIT Index, 2% Russell 2500(TM) Index and 2% IFC Investable composite Index.


                          Conservative Strategy Fund

                 Average annual total returns*

                  for the periods ended December 31, 1998
                 ----------------------------------------------------

                                                             Since
                                                   1 Year Inception**
                 ----------------------------------------------------
[PERFORMANCE     Conservative Strategy Fund Class
   CHART          E..............................   7.70%    7.95%
  APPEARS        ----------------------------------------------------
   HERE]         Salomon Smith Barney 3-Month
                  Treasury Bill Index............   5.05     4.97
                 ----------------------------------------------------
                 Revised Conservative Strategy
                  Composite Index#...............   8.72     8.09

Best Quarter: 4th-1998 3.6%
Worst Quarter: 3rd-1998 (0.8)%
---------------------
* Commenced operation on November 7, 1997.
# The Revised Conservative Strategy Composite Index is comprised of the following indices: 60% Merrill Lynch 1-2.99 Year Treasury Index, 18% Lehman Brothers Aggregate Bond Index, 11% Russell 1000(R) Index, 5% Salomon Smith Barney BMI Ex-US, 5% NAREIT Equity REIT Index and 1% IFC Investable composite Index.

                               FEES AND EXPENSES

  These tables describe the fees and expenses that you may pay if you buy and hold shares of the LifePoints Funds.

                               Shareholder Fees
                   (fee paid directly from your investment)

                                        Maximum Sales
                         Maximum Sales  Charge (Load)                                      Maximum
                             Charge      Imposed on      Maximum                           Account
                         (Load) Imposed  Reinvested   Deferred Sales Redemption Exchange Maintenance
                          on Purchases    Dividends   Charge (Load)     Fees      Fees      Fees
                         -------------- ------------- -------------- ---------- -------- -----------
Each Fund (Class C).....      None          None           None         None      None      None

                           Annual Operating Expenses
                (expenses that were deducted from Fund assets)
                               (% of net assets)

                                                  Other Expenses
                                                    (including
                                                  Administrative    Total Gross                    Total Net
                                                     Fees and          Annual     Expense Waivers Annual Fund
                          Advisory Distribution     Shareholder    Fund Operating       and        Operating
                            Fee    (12b-1) Fees* Servicing Fees)**  Expenses**+   Reimbursements#  Expenses
                          -------- ------------- ----------------- -------------- --------------- -----------
Class C Shares
Equity Aggressive
 Strategy Fund..........    0.20%      0.75%           0.42%            1.37%         (0.37)%        1.00%
Aggressive Strategy
 Fund...................    0.20%      0.75%           0.46%            1.41%         (0.41)%        1.00%
Balanced Strategy Fund..    0.20%      0.75%           0.41%            1.36%         (0.36)%        1.00%
Moderate Strategy Fund..    0.20%      0.75%           0.74%            1.69%         (0.69)%        1.00%
Conservative Strategy
 Fund...................    0.20%      0.75%           2.30%            3.25%         (2.25)%        1.00%

---------------------
* Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C Shares of the Funds rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
** The Fund expenses shown in this table do not include the pro-rata expenses of the Underlying Funds, which are shown in the next two tables. For purposes of this table, "Other Expenses" includes a shareholder services fee of up to 0.25% of average daily net assets. Annual operating expenses for Class C Shares are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single management agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services have been provided under a separate advisory agreement and administrative agreement which provide for the fees reflected in the table.
+ If you purchase Shares of a LifePoints Fund through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your financial intermediary for information concerning what additional fees, if any, will be charged.
# FRIMCo has contractually agreed to waive, at least through April 30, 2000, its aggregate 0.25% combined advisory and administrative fees. Certain LifePoints Funds operating expenses will be paid by the Underlying Funds and/or FRIMCo, as more fully described below.

  No Lifepoints Fund will bear any operating expenses. Operating expenses include those arising from accounting, custody, auditing, legal and transfer agent services. They do not include expenses attributable to advisory fees and administrative (which are currently waived by FRIMCo), Class C Shares' Rule 12b-1 distribution fee, shareholder service fees and any nonrecurring extraordinary expenses will be borne by the LifePoints Funds and Class C Shares, as appropriate.

  A LifePoints Fund's operating expenses are borne either by the Underlying Funds in which the LifePoints Fund invests or by FRIMCo. This arrangement is governed by Special Servicing Agreements among each of the affected Funds and FRIMCo. Those agreements are entered into on a yearly basis and must be re-approved annually by FRIC's Board of Trustees.

  Shareholders in a LifePoints Fund bear indirectly the proportionate expenses of the Underlying Funds in which the LifePoints Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the LifePoints Funds may invest (based on information as of December 31, 1998). As explained at the beginning of this Prospectus, each LifePoints Fund intends to invest in some, but not all, of the Underlying Funds.

                                                                 Total Operating
   Underlying Fund Class S                                       Expense Ratios
   -----------------------                                       ---------------
   Diversified Equity Fund......................................       .95%
   Special Growth Fund..........................................      1.20%
   Quantitative Equity Fund.....................................       .94%
   International Securities Fund................................      1.30%
   Diversified Bond Fund........................................       .59%
   Short Term Bond Fund.........................................       .67%
   Multistrategy Bond Fund......................................       .80%
   Real Estate Securities Fund..................................      1.10%
   Emerging Markets Fund........................................      1.81%

  The total direct and indirect operating expense ratios of Class C Shares of each LifePoints Fund (calculated as a percentage of average net assets) are as follows:

                                                                         Class C
                                                                         -------
   Equity Aggressive Strategy...........................................  2.10%
   Aggressive Strategy..................................................  2.07%
   Balanced Strategy....................................................  1.96%
   Moderate Strategy....................................................  1.82%
   Conservative Strategy................................................  1.75%

  Each LifePoints Fund's total expense ratio is based on its total operating expense ratio plus a weighted average of the expense ratios of the underlying FRIC Funds in which it was invested in as of December 31, 1998. These total expense ratios may be higher or lower depending on the allocation of a LifePoints Fund's assets among the Underlying Funds, and the actual expenses of such LifePoints Fund.

 Example

  This example is intended to help you compare the cost of investing in each LifePoints Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in Class C Shares of the LifePoints Fund for the time periods indicated, your investment has a 5% return each year and that operating expenses, which include the indirect expenses of the Underlying Funds, remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

  Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
   CLASS C:                                      ------ ------- ------- --------
   Equity Aggressive Strategy Fund..............  $210   $663   $1,161   $2,641
   Aggressive Strategy Fund.....................   207    652    1,144    2,603
   Balanced Strategy Fund.......................   196    618    1,083    2,466
   Moderate Strategy Fund.......................   182    574    1,006    2,289
   Conservative Strategy Fund...................   175    552      968    2,202

                        SUMMARY COMPARISON OF THE FUNDS

  The investment objectives of the LifePoints Funds are summarized below in a chart that illustrates the degree to which each LifePoints Fund seeks to obtain capital appreciation, income and stability of principal:

                                             CAPITAL             POSSIBILITY OF
        LIFEPOINTS FUND                    APPRECIATION  INCOME   FLUCTUATION
        ---------------                    ------------ -------- --------------
   Equity Aggressive Strategy Fund........   High       Low         High
   Aggressive Strategy Fund...............   High       Low         High
   Balanced Strategy Fund.................   Moderate   Moderate    Moderate
   Moderate Strategy Fund.................   Moderate   High        Moderate
   Conservative Strategy Fund.............   Low        High        Low

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The LifePoints Funds are offered through certain bank trust departments, registered investment advisers, broker-dealers and other financial services organizations that have been selected by the LifePoints Funds' adviser or distributor (Financial Intermediaries). The LifePoints Funds offer investors the opportunity to invest in a diversified mutual fund investment allocation program and are designed to provide a means for investors to use FRIMCo's and Frank Russell Company's (Russell) "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  The LifePoints Funds believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. The LifePoints Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Underlying Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

  The LifePoints Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. The Underlying Funds in which the LifePoints Funds invest combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

  The LifePoints Funds have a greater potential than most mutual funds for diversification among investment styles and money managers since the LifePoints Funds invest in shares of several Underlying Funds. The LifePoints Funds were created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program suited to meet the investor's individual needs. FRIMCo has long stressed the value of diversification in an investment program, and has offered its advisory expertise in assisting investors on how to design their individual investment program.

  The Funds conduct their business through a number of service providers, who act on behalf of the Funds. FRIMCo, the Funds' administrator and investment adviser, performs the Funds' day to day corporate management and oversees the Funds' money managers. Each of the Funds' money managers makes all investment decisions for the portion of the Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

                       MANAGEMENT OF THE UNDERLYING FUNDS
                            AND THE LIFEPOINTS FUNDS

  The LifePoints Funds' investment adviser is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" diversification investment method in mutual funds and manages over $14 billion in more than 30 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

  Russell, which acts as consultant to the LifePoints Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the LifePoints Funds and FRIMCo with the asset management consulting services that it provides to its other consulting clients. The LifePoints Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual life insurance corporation headquartered in Milwaukee, Wisconsin. It leads the US in both individual life insurance sold annually and individual life insurance in force.

  FRIMCo recommends money managers to the Underlying Funds, allocates Underlying Fund assets among them, oversees them, and evaluates their results. FRIMCo also oversees the management of the Underlying Funds' liquidity reserves. The Underlying Funds' money managers select the individual portfolio securities for the assets in the Underlying Funds assigned to them.

  Any adjustment of a LifePoints Fund's asset allocation strategy is made by a team of FRIMCo Portfolio Managers.

  FRIMCo's officers and employees who oversee the money managers of the Underlying Funds are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    June 1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager listed in this section, has primary responsibility for management of FRIC's Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, Tax Exempt Bond and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June
    1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager listed in this section, has primary responsibility for management of FRIC's Fixed Income I,

    Fixed Income III, Diversified Bond, Short Term Bond, Tax Exempt Bond, Multistrategy Bond and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since April
    1994. Ms. Carter, jointly with another portfolio manager listed in this section, has primary responsibility for management of FRIC's
    International and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager listed in this section, has primary responsibility for management of FRIC's International and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Funds' liquidity portfolios on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager listed in this section, has primary responsibility for management of FRIC's Emerging Markets and Real Estate Securities Funds.

  . C. Nola Kulig, who has been a Portfolio Manager of FRIMCo since January
    1996. From 1994 to 1995, Ms. Kulig was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Kulig was Senior Research Analyst with Russell. Ms. Kulig, jointly with another portfolio manager listed in this section, has primary responsibility for management of FRIC's Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager listed in this section, has primary responsibility for management of FRIC's Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.

  For its investment advisory and administrative services, FRIMCo receives an aggregate fee from each LifePoints Fund at the annual rate of 0.25% of the average daily net assets of each LifePoints Fund, payable to FRIMCo monthly on a pro rata basis. FRIMCo has voluntarily agreed to waive the fee to which it is entitled from each LifePoints Fund. Of this aggregate amount 0.05% is attributable to administrative services. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the LifePoints Funds pursuant to a single management agreement for which each LifePoints Fund paid a single fee. Since then, FRIMCo's advisory and administrative services are provided under a separate advisory agreement and an administrative agreement.

  In addition to the advisory fee payable by the LifePoints Funds, the LifePoints Funds will bear indirectly a proportionate share of operating expenses that include the advisory fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of advisory fees paid by an Underlying Fund, each of the advisory fees paid is based upon the services received by the respective LifePoints Fund. From the advisory fee that it receives from each Underlying Fund, FRIMCo pays the Underlying Fund's money managers for their investment selection services. FRIMCo retains any remainder as compensation for the services described above and to pay expenses. The annual rate of the advisory fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each

Underlying Fund: Diversified Equity Fund 0.73%, Special Growth Fund 0.90%, Quantitative Equity Fund 0.73%, International Securities Fund 0.90%, Diversified Bond Fund 0.40%, Short Term Bond Fund 0.45%, Multistrategy Bond Fund 0.60%, Real Estate Securities Fund 0.80% and Emerging Markets Fund 1.15%. The fees of the Underlying Funds, other than the Diversified Bond, Short Term Bond and Multistrategy Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager.

                  THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

  Each Underlying Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Underlying Funds' advisor, may change the allocation of an Underlying Fund's assets among money managers at any time. The Underlying Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits each Underlying Fund to engage or terminate a money manager at any time, subject to the approval by the Underlying Fund's Board of Trustees (Board), without a shareholder vote. An Underlying Fund notifies its shareholders within 60 days of when a money manager begins providing services. The Underlying Funds select money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in any Underlying Fund's selection or termination of a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of an Underlying Fund. At the same time, however, each money manager must operate within the Underlying Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Underlying Funds' officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES
                            OF THE UNDERLYING FUNDS

  The objective and principal strategies and risks of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Statement of Additional Information as well as in the Prospectuses of the Underlying Funds. Because the LifePoints Funds invest in the Underlying Funds, investors of the LifePoints Funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each LifePoints Fund allocates to the Underlying Fund pursuing such policies. To request a copy of a Prospectus for an Underlying Fund, contact FRIC at 800/787-7354 (in Washington, 253/627-7001).

DIVERSIFIED EQUITY FUND

INVESTMENT      To provide income and capital growth by investing principally
OBJECTIVE       in equity securities.


PRINCIPAL       The Diversified Equity Fund invests primarily in common stocks
INVESTMENT      of medium and large capitalization companies. These companies
STRATEGIES      are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

                The Fund employs a "multi-style, multi manager" diversification approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

                  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer and service sectors.

                  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow. These companies are generally found among industrial, financial and utilities sectors.

                  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

                Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

                When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and substyle and its performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more Frank Russell Investment Company (FRIC) money market funds.

                The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

SPECIAL GROWTH FUND

INVESTMENT      To maximize total return primarily through capital
OBJECTIVE       appreciation and assuming a higher level of volatility than
                Diversified Equity Fund.

                The Special Growth Fund invests primarily in common stocks of
PRINCIPAL       small and medium capitalization companies. These companies are
INVESTMENT      predominately US-based, although the Fund may invest in non-US
STRATEGIES      firms from time to time.


                The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index.

                The Fund employs a "multi-style, multi manager" diversification approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

                  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

                  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

                  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

                When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more FRIC money market Funds.

                Up to 15% of a Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

QUANTITATIVE EQUITY FUND

                To provide a total return greater than the total return of the
INVESTMENT      US stock market (as measured by the Russell 1000(R) Index over
OBJECTIVE       a market cycle of four to six years), while maintaining
                volatility and diversification similar to the Index.


PRINCIPAL       The Quantitative Equity Fund invests primarily in common
INVESTMENT      stocks of medium and large capitalization companies, which are
STRATEGIES      predominately US-based.


                The Fund generally pursues a market-oriented style of security selection based on quantitative investment models. This style emphasizes investments in companies that appear to be undervalued relative to their growth prospects.

                The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                Each of the Fund's money managers use quantitative models to rank securities based upon their expected ability to outperform the total return of the Russell 1000(R) Index. Once a money manager has ranked the securities, it then selects the securities most likely to outperform and constructs, for its segment of the Fund, a portfolio that has risks similar to the Russell 1000 Index. Each money manager performs this process independently from each other money manager.

                The Russell 1000 Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion.

                The Fund's money managers typically use a variety of quantitative models, ranking securities within each model and on a composite basis using proprietary weighting formulas. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models and price momentum models.

                Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more FRIC money market Funds.

                The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

INTERNATIONAL SECURITIES FUND

INVESTMENT      To provide favorable total return and additional
OBJECTIVE       diversification for US investors.


                The International Securities Fund invests primarily in equity
PRINCIPAL       securities issued by companies domiciled outside the US and in
INVESTMENT      depository receipts, which represent ownership of securities
STRATEGIES      of non-US companies.


                The Fund's investments span most of the developed nations of the world (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

                The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to "lock in" the US dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

                The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

                    . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer and service sectors.

                    . Value Style emphasizes investments in equity securities
                      of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow. These companies are generally found among industrial, financial and utilities sectors.

                    . Market-Oriented Style emphasizes investments in
                      companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector. A variation of this style maintains investments that replicate country and sector weightings of a broad international market index.

                When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more FRIC money market Funds.

                Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

DIVERSIFIED BOND FUND

INVESTMENT      To provide effective diversification against equities and a
OBJECTIVE       stable level of cash flow by investing in fixed-income
                securities.

PRINCIPAL       The Diversified Bond Fund invests primarily in investment
INVESTMENT      grade fixed-income securities. In particular, the Fund holds
STRATEGIES      debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

                The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

                The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. In seeking investments that will produce cash flow, the Fund's money managers also identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

                The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage purposes.

                The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

SHORT TERM BOND FUND

INVESTMENT    The preservation of capital and the generation of current income
OBJECTIVE     consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

PRINCIPAL     The Short Term Bond Fund invests primarily in fixed-income
INVESTMENT    securities. In particular, the Fund holds debt securities issued
STRATEGIES    or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations
              (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

              The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality.

              The average weighted duration of the Fund's portfolio typically ranges within 15% of the average weighted duration of the Merrill Lynch 1-2.99 Years Treasury Index, but may vary up to 50% from the Index's duration. The Fund has no restrictions on individual security duration.

              The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

              The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

              The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage purposes.

              The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

MULTISTRATEGY BOND FUND

INVESTMENT    To provide maximum total return, primarily through capital
OBJECTIVE     appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

              The Multistrategy Bond Fund invests primarily in fixed-income
PRINCIPAL     securities. In particular, the Fund holds debt securities issued
INVESTMENT    or guaranteed by the US government or, to a lesser extent by
STRATEGIES    non-US governments, or by their respective agencies and
              instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations
              (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.


              The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by a Fund money manager to be of comparable quality.

              The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

              The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

              The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

              The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

              The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

REAL ESTATE SECURITIES FUND

INVESTMENT    To generate a high level of total return through above average
OBJECTIVE     current income, while maintaining the potential for capital appreciation.

PRINCIPAL     The Fund seeks to achieve its objective by concentrating its
INVESTMENT    investments in equity securities of issuers whose value is
STRATEGIES    derived primarily from development, management and market
              pricing of underlying real estate properties.

              The Fund invests primarily in securities of companies that own and/or manage properties, known as real estate investment trusts (REITs). REITs may be composed of anywhere from two to over 1,000 properties. The Fund may also invest in equity and debt securities of other types of real estate-related companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

              The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these investment styles to complement one another.

              When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

              The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more FRIC money market Funds.

              Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash of US government debt obligations as collateral.

EMERGING MARKETS FUND

INVESTMENT    To provide maximum total return, primarily through capital
OBJECTIVE     appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

PRINCIPAL     The Emerging Markets Fund will primarily invest in equity
INVESTMENT    securities of companies that are located in countries with
STRATEGIES    emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as "Emerging Market Companies." For purposes of the Fund's operations, an "emerging market" country is a country having an economy and market that the World Bank or the United Nations consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia, and most countries located in Western
              Europe.

              The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least three different emerging market countries.

              The Fund invests in common stocks of Emerging Market Companies and in depository receipts, which represent ownership of securities of non-US companies. The Fund may also invest in rights, warrants and convertible fixed-income securities. The Fund's securities are denominated primarily in foreign currencies and may be held outside the United States.

              Some emerging markets countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when it believes it is appropriate to do so, the Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries.

              The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments (e.g., capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics). The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

              The Fund may enter into repurchase agreements. Under those agreements a bank or broker dealer sells securities to the Fund, and agrees to repurchase the securities at the Fund's cost plus interest, ordinarily on the next business day.

              The Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time. This kind of agreement is known as a "forward commitment" or as a "when-issued" transaction.

              Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. A Fund will receive either cash or US government debt obligations as collateral.

              Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

                                PRINCIPAL RISKS

  The following table describes principal types of risks the LifePoints Funds are subject to, based on the investments made by the Underlying Funds, and lists next to each description the Underlying and LifePoints Funds most likely to be affected by the risk. Other Underlying and LifePoints Funds that are not listed may be subject to one or more of the risks, based on the allocation of assets among the Underlying Funds, but will not do so in a way that is expected to principally affect the performance of the LifePoints or Underlying Fund as a whole. Please refer to the LifePoints Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and investment practices employed.

 Risk Associated With:                      Description                          Relevant Fund
 ---------------------                      -----------                          -------------
 Multi-manager approach  The investment styles employed by a Fund's        All Funds
                         money managers may not be complementary.
                         The interplay of the various strategies           (Underlying Funds: All
                         employed by a Fund's multiple money               Funds)
                         managers may result in the Fund's holding a
                         concentration of certain types of securities.
                         This concentration may be beneficial or
                         detrimental to the Fund's performance
                         depending upon the performance
                         of those securities and the overall economic
                         environment. The multiple manager approach
                         could result in a high level of portfolio
                         turnover, resulting in higher Fund brokerage
                         expenses and increased tax liability from the
                         Fund's realization of capital gains.

 Equity securities       The value of equity securities will rise and fall Equity Aggressive Strategy
                         in response to the activities of the company      Aggressive Strategy
                         that issued the stock, general market             Balanced Strategy
                         conditions and/or economic conditions.            Moderate Strategy
                                                                           (Underlying Funds:
                                                                           Diversified Equity
                                                                           Special Growth
                                                                           Quantitative Equity
                                                                           International Securities
                                                                           Real Estate Securities
                                                                           Emerging Markets)

 . Value Stocks          Investments in value stocks are subject to risks  Equity Aggressive Strategy
                         that (i) their intrinsic values may never be      Aggressive Strategy
                         realized by the market or (ii) such stock may     Balanced Strategy
                         turn out not to have been undervalued.            Moderate Strategy
                                                                           (Underlying Funds:
                                                                           Diversified Equity
                                                                           Special Growth
                                                                           Quantitative Equity
                                                                           International Securities)

 Risk Associated With:                        Description                             Relevant Fund
 ---------------------                        -----------                             -------------
 . Growth Stocks          Growth company stocks may provide minimal              Equity Aggressive Strategy
                         dividends that can cushion stock prices in a market    Aggressive Strategy
                         decline. The value of growth company stocks may        Balanced Strategy
                         rise and fall dramatically based, in part, on          Moderate Strategy
                         investors' perceptions of the company rather than
                         on fundamental analysis of the stocks.                 (Underlying Funds:
                                                                                Diversified Equity
                                                                                Special Growth
                                                                                International Securities)

 . Market-Oriented        Market-oriented investments are generally subject      Equity Aggressive Strategy
  Investments            to the risks associated with growth and value          Aggressive Strategy
                         stocks.                                                Balanced Strategy
                                                                                Moderate Strategy
                                                                                (Underlying Funds:
                                                                                Diversified Equity
                                                                                Special Growth
                                                                                Quantitative Equity
                                                                                International Securities)

 . Securities of small    Investments in smaller companies may involve           Equity Aggressive Strategy
  capitalization compa-  greater risks because these companies generally        Aggressive Strategy
  nies                   have a limited track record. Smaller companies         Balanced Strategy
                         often have narrower markets and more limited           Moderate Strategy
                         managerial and financial resources than larger,
                         more established companies. As a result, their         (Underlying Fund:
                         performance can be more volatile, which could          Special Growth)
                         increase the volatility of a Fund's portfolio.

Fixed-income securities  Prices of fixed-income securities rise and fall in     Balanced Strategy
                         response to interest rate changes. Generally, when     Moderate Strategy
                         interest rates rise, prices of fixed-income securities Conservative Strategy fall. The longer the duration of the security, the
                         more sensitive the security is to this risk. A 1%      (Underlying Funds:
                         increase in interest rates would reduce the value of   Diversified Bond
                         a $100 note by approximately one dollar if it had a    Multistrategy Bond
                         one year duration, but would reduce its value by       Short Term Bond)
                         approximately fifteen dollars if it had a 15 year
                         duration. There is a risk that one or more of
                         the securities will be downgraded in credit rating or
                         go into default. Lower-rated bonds generally have
                         higher credit risks.

 Risk Associated With:                        Description                           Relevant Fund
 ---------------------                        -----------                           -------------
 . Non-investment grade    Although lower rated debt securities generally      Aggressive Strategy
  fixed-income securi-    offer a higher yield than higher rated debt         Balanced Strategy
  ties                    securities, they involve higher risks. They are
                          especially subject to:                              (Underlying Funds:
                          .adverse changes in general economic                Multistrategy Bond
                           conditions and in the industries in which their    Short Term Bond)
                           issuers are engaged,
                          .changes in the financial condition of their
                           issuers, and
                          .price fluctuations in response to changes in
                           interest rates.
                          As a result, issuers of lower rated debt securities
                          are more likely than other issuers to miss
                          principal and interest payments or to default.

International securities  A Fund's return and net asset value may be          Equity Aggressive Strategy
                          significantly affected by political or economic     Aggressive Strategy
                          conditions and regulatory requirements in a         Balanced Strategy
                          particular country. Foreign markets, economies
                          and political systems may be less stable than US    (Underlying Funds:
                          markets, and changes in exchange rates of           International Securities
                          foreign currencies can affect the value of a        Multistrategy Bond
                          Fund's foreign assets. Foreign laws and             Emerging Markets
                          accounting standards typically are not as strict as Short Term Bond)
                          they are in the US and there may be less public
                          information available about foreign companies.
                          A Fund's foreign debt securities are typically
                          obligations of sovereign governments. These
                          securities are particularly subject to a risk of
                          default from political instability.

 . Non-U.S. debt           A Fund's foreign debt securities are typically      Aggressive Strategy
  securities              obligations of sovereign governments. These         Balanced Strategy
                          securities are particularly subject to a risk of
                          default from political instability.                 (Underlying Funds:
                                                                              Multistrategy Bond
                                                                              Short Term Bond)

 . Emerging market         Investments in emerging or developing markets       (Underlying Fund:
  Countries               involve exposure to economic structures that are    Emerging Markets)
                          generally less diverse and mature, and to
                          political systems which have less stability than
                          those of more developed countries. Emerging
                          market securities are subject to currency transfer
                          restrictions and may experience delays and
                          disruptions in securities settlement procedures.

 Risk Associated With:                         Description                           Relevant Fund
 ---------------------                         -----------                           -------------
 . Instruments of US and Non-US corporations and banks issuing dollar            Balanced Strategy
   foreign banks and     denominated instruments in the US are not               Moderate Strategy
   branches and foreign  necessarily subject to the same regulatory              Conservative Strategy
   corporations,         requirements that apply to US corporations and
   including             banks, such as accounting, auditing and                 (Underlying Funds:
   Yankee Bonds          recordkeeping standards, the public availability of     Diversified Bond
                         information and, for banks, reserve requirements,       Multistrategy Bond
                         loan limitations, and examinations. This increases      Short Term Bond)
                         the possibility that a non-US corporation or bank
                         may become insolvent or otherwise unable to fulfill
                         its obligations on these instruments.

Derivatives (e.g.        If a Fund incorrectly forecasts interest rates in using Balanced Strategy
futures                  derivatives, the Fund could lose money. Price           Moderate Strategy
contracts, options on    movements of a futures contract, option or              Conservative Strategy
futures, interest rate   structured note may not be identical to price
swaps)                   movements of portfolio securities or a securities       (Underlying Funds:
                         index resulting in the risk that, when a Fund buys a    Diversified Bond
                         futures contract or option as a hedge, the hedge may    Multistrategy Bond
                         not be completely effective.                            Short Term Bond)

Real estate securities   Just as real estate values go up and down,              (Underlying Fund:
                         companies involved in the industry, and in which a      Real Estate Securities)
                         Fund invests, also fluctuate. Such a Fund is subject
                         to the risks associated with direct ownership of real
                         estate. Additional risks include declines in the value
                         of real estate, changes in general and local
                         economic conditions, increases in property taxes
                         and changes in tax laws and interest rates. The
                         value of securities of companies that service the real
                         estate industry may also be affected by such risks.

 . REITs                 REITs may be affected by changes in the value of        (Underlying Fund:
                         the underlying properties owned by the REITs and        Real Estate Securities)
                         by the quality of any credit extended. Moreover, the
                         underlying portfolios of REITs may not be
                         diversified, and therefore are subject to the risk of
                         financing a single or a limited number of projects.
                         REITs are also dependent upon management skills
                         and are subject to heavy cash flow dependency,
                         defaults by borrowers, self-liquidation and the
                         possibility of failing either to qualify for tax-free
                         pass through of income under federal tax laws or to
                         maintain their exemption from certain Federal
                         securities laws.

Risk Associated With:                      Description                           Relevant Fund
---------------------                      -----------                           -------------
Municipal Obligations  Municipal obligations are affected by economic,      Balanced Strategy
                       business or political developments. These securities Moderate Strategy
                       may be subject to provisions of litigation,          Conservative Strategy
                       bankruptcy and other laws affecting the rights and
                       remedies of creditors, or may become subject to      (Underlying Funds:
                       future laws extending the time for payment of        Diversified Bond
                       principal and/or interest, or limiting the rights of Multistrategy Bond
                       municipalities to levy taxes.                        Short Term Bond)

Exposing Liquidity     By exposing its liquidity reserves to the equity     All Funds
Reserves to Equity     market, a Fund's performance tends to correlate
Markets                more closely to the performance of the market as     (Underlying Funds:
                       a whole. Although this increases a Fund's            Diversified Equity
                       performance if equity markets rise, it reduces a     Special Growth
                       Fund's performance if equity markets decline.        Quantitative Equity
                                                                            International Securities
                                                                            Real Estate Securities)

Securities Lending     If a borrower of a Fund's securities fails           (Underlying Funds:
                       financially, the Fund's recovery of the loaned       All Funds)
                       securities may be delayed or the Fund may lose its
                       rights to the collateral.

Year 2000

 . Year 2000 and       The Funds' operations depend on the smooth           All LifePoints Funds
   Fund operations     functioning of their service providers' computer
                       systems. The Funds and their shareholders could      (Underlying Funds:
                       be adversely affected if those computer systems do   All Funds)
                       not properly process and calculate date-related
                       information on or after January 1, 2000. Many
                       computer software systems in use today cannot
                       distinguish between the year 2000 and the year
                       1900. Although year 2000-related computer
                       problems could have a negative effect on the
                       Funds and their shareholders, the Funds' service
                       providers have advised the Funds that they are
                       working to avoid such problems. Because it is the
                       obligation of those service providers to ensure the
                       proper functioning of their computer systems, the
                       Funds do not expect to incur any material expense
                       in connection with year 2000 preparations.

 Risk Associated With:                      Description                           Relevant Fund
 ---------------------                      -----------                           -------------
 . Year 2000 and Fund    The Funds and their shareholders could be          All Funds
   portfolio investments adversely affected if the computer systems of the issuers in which the Funds invest, or those of the (Underlying Funds:
                         service providers they depend upon, do not         All Funds)
                         properly process and calculate date-related
                         information on or after January 1, 2000. If such
                         an event occurred, the value of those issuer's
                         securities could be reduced.

 . Year 2000 and Fund    A Fund that invests significantly in non-US        All Funds
   portfolio investments issuers may be exposed to a higher degree of risk
   in non-U.S. issuers   from Year 2000 issues than other Funds. It is      (Underlying Funds:
                         generally believed that non-US governments and     International Securities,
                         issuers are less prepared for Year 2000 related    Emerging Markets)
                         contingencies than the US government and US-
                         based issuers, which could result in a more
                         significant diminution in value of non-US issuer's
                         securities on or after January 1, 2000.

                          DIVIDENDS AND DISTRIBUTIONS

Income Dividends

  Each LifePoints Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains, if any, for each LifePoints Fund on a quarterly basis, with payment being made in April, July, October and December.

Capital Gains Distributions

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a LifePoints Fund may declare a special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a LifePoints Fund and received by you on December 31 of the prior year, provided that the LifePoints Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

  In addition, the LifePoints Funds receive capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, the LifePoints Funds may generate capital gains through rebalancing the portfolios to meet the LifePoints Funds' allocation percentages.

Buying a Dividend

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a LifePoints Fund, regardless of whether you reinvested the dividends.

Automatic Reinvestment

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate LifePoints Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the LifePoints Funds' Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  In general, distributions from a LifePoints Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the LifePoints Fund or receive them in cash. Any capital gains distributed by a LifePoints Fund are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long a LifePoints Fund holds its assets.

  When you sell or exchange your shares of a LifePoints Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

  LifePoints Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences in holding shares of a LifePoints Fund.

  Any foreign taxes paid by an Underlying Fund on its investments may be passed through to its shareholders as foreign tax credits.

  By law, a LifePoints Fund must withhold 31% of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the LifePoints Fund to do so.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a LifePoints Fund.

  Additional information on these and other tax matters relating to the LifePoints Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                       HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

  The net asset value per share is calculated for the Class C shares of each LifePoints Fund on each business day on which shares are offered or redemption orders are tendered. For all LifePoints Funds, a business day is one on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is not open on national holidays. All Underlying Funds and LifePoints Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern Time). The determination is made by appraising each LifePoints Fund's underlying investments on each business day (i.e., the Underlying Funds at the current net asset value per share of such Underlying Fund).

Valuation of Portfolio Securities

  Securities held by the Underlying Funds are typically priced using market quotations or pricing services when the prices are believed to be reliable-- that is, when the prices reflect the fair market value of the securities. The Underlying Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board. If you hold shares in a LifePoints Fund that invests in an Underlying Fund, such as the International Securities Fund, and that holds portfolio securities listed primarily on foreign exchanges, the net asset value of that both the Underlying and LifePoints Fund's shares may change on a day when you will not be able to purchase or redeem LifePoints Fund shares. This is because the value of those portfolio securities may change on weekends or other days when the LifePoints Fund does not price its shares.

                         DISTRIBUTION AND SHAREHOLDER
                            SERVICING ARRANGEMENTS

  The LifePoints Funds offer multiple classes of shares: Class C Shares, Class D Shares and Class E Shares. The Class C Shares are offered in this prospectus. The Class D and Class E shares are offered in another LifePoints Funds prospectus.

    Class C Shares participate in the LifePoints Funds' Rule 12b-1 distribution plan and in the LifePoints Funds' shareholder servicing plan. Under distribution plan, Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder servicing plan, the Class C Shares pay shareholder servicing fees of 0.25% annually for services provided to Class C shareholders. Because both of these fees are paid out of the Class C Share assets on an ongoing basis, over time these fees will increase the cost of a Class C Share investment in the LifePoints Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

    Class D Shares participate in the LifePoints Funds' Rule 12b-1 distribution plan and in the LifePoints Funds' shareholder servicing plan. Under distribution plan, the Class D shares pay distribution fees of 0.25% annually for the sale and distribution of Class D Shares. Under the shareholder servicing plan, the Class D Shares pay shareholder servicing fees of 0.25% annually for services provided to Class D shareholders. Because both of these fees are paid out of the Class D Share assets on an ongoing basis, over time these fees will increase the cost of a Class D share investment in the LifePoints Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

    Class E Shares participate in the LifePoints Funds' shareholder servicing plan. Under the shareholder servicing plan, the Class E Shares pay daily fees equal to 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder servicing fees are paid out of the Class E Share assets on an ongoing basis, and over time will increase the cost of your investment in the LifePoints Funds.

                            HOW TO PURCHASE SHARES

  LifePoints Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at
(800) RUSSEL4, (800-787-7354) for assistance in contacting an investment professional near you.

  There is no minimum required investment in Class C Shares of the LifePoints Funds. FRIMCo, on behalf of each LifePoints Fund, reserves the right to change, as to any LifePoints Fund or any class thereof, the categories of investors eligible to purchase shares of that LifePoints Fund or class.

  Financial Intermediaries may charge their customers a fee for providing investment-related services. Financial Intermediaries that maintain omnibus accounts with the Funds may receive administrative fees from the Funds or their transfer agent. Financial Intermediaries may receive shareholder servicing compensation and may receive distribution compensation with respect to Class C Shares of the LifePoints Funds.

Paying for Shares

  You may purchase shares of the LifePoints Funds through a Financial Intermediary on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after the LifePoints Funds' receive your order in proper form (defined in the "Written Instructions" section), and accept the order.

  All purchases must be made in US dollars. Checks and other negotiable bank drafts must be drawn on US banks and made payable to "Frank Russell Investment Company." The LifePoints Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. You will be responsible for any resulting loss to the Funds. An overdraft charge may also be applied. Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

Offering Dates and Times

  Orders must be received by the LifePoints Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Purchases can be made on any day when LifePoints Fund shares are offered. Because Financial Intermediaries' processing time may vary, please ask your Financial Intermediary representative when your account will be credited.

Order and Payment Procedures

  Generally, you must place purchase orders for LifePoints Fund shares through a Financial Intermediary. You may pay for your purchase by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

By Mail

  For new accounts, please mail the completed Application to your Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the LifePoints Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

By Federal Funds Wire

  You can pay for orders by wiring federal funds to the LifePoints Funds' Custodian, State Street Bank and Trust Company. All wires must include your account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of your purchase.

By Automated Clearing House ("ACH")

  You can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company.

Automated Investment Program

  You can make regular investments (minimum $50) in LifePoints Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. You must make a separate transfer for each LifePoints Fund in which you purchase shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

Three Day Settlement Program

  The LifePoints Funds will accept orders through Financial Intermediaries to purchase shares of the LifePoints Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the LifePoints Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

By Mail or Telephone

  Through your Financial Intermediary, you may exchange Class C Shares of any LifePoints Fund you own for Shares of any other Fund offered by FRIC on the basis of the current net asset value per share at the time of the exchange. Shares of a LifePoints Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by FRIC through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares and, because Financial Intermediaries' processing time may vary, to find out when your account will be credited or debited. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange involves the redemption of shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The LifePoints Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after the Funds received the exchange request in good order.

In-Kind Exchange of Securities

  FRIMCo, in its capacity as the LifePoints Funds' investment advisor, may, at its discretion, permit you to acquire LifePoints Fund shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies and limitations of the applicable LifePoints Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale and have a market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. If you are contemplating an in-kind exchange you should consult your tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the LifePoints Fund shares purchased and securities exchanged. Securities accepted by a LifePoints Fund will be valued in the same way the LifePoints Fund values its assets. Any interest earned on the securities following their delivery to the LifePoints Funds and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the LifePoints Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the LifePoints Funds may be redeemed through your Financial Intermediary on any business day the LifePoints Funds are open at the next net asset value per share calculated after the Funds' Transfer Agent receives an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure payment has been collected.

Redemption Dates and Times

  Redemption requests must be placed through a Financial Intermediary and received by the LifePoints Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary representative when your account will be debited. Requests can be made by mail or telephone on any day when LifePoints Fund shares are offered, or through the Systematic Withdrawal Program.

By Mail or Telephone

  You may redeem your shares by calling or writing to your Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

Systematic Withdrawal Program

  The LifePoints Funds offer a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

Accounts in Street Name

  Many brokers, employee benefit plans and bank trusts combine their client's holdings in a single omnibus account held in the brokers', plans' or bank trusts' own name or "street name." Therefore, if you hold LifePoints Fund shares through a brokerage account, employee benefit plan or bank trust fund, the LifePoints Funds may have records only of the omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your LifePoints Fund shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your LifePoints Fund shares are held in an omnibus account.

                        PAYMENT OF REDEMPTION PROCEEDS

By Check

  When you redeem your shares, a check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after the LifePoints Funds receive a redemption request in proper form.

By Wire

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after the LifePoints Funds receive your redemption request. The LifePoints Funds may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

  Proper Form: Written instructions must be in proper form. They must include:

    A description of the request
    The name of the Fund(s)
    The class of shares, if applicable
    The account number(s)
    The amount of money or number of shares being purchased, exchanged, transferred or redeemed
    The name(s) on the account(s)
    The signature(s) of all registered account owners
    For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

Signature Requirements Based on Account Type

  Account Type                  Requirements for Written Requests
-----------------------------------------------------------------------------------
  Individual, Joint Tenants,    Written instructions must be signed by each
  Tenants in Common             shareholder, exactly as the names appear in the
                                account registration.
-----------------------------------------------------------------------------------
  UGMA or UTMA (custodial       Written instructions must be signed by the
  accounts for minors)          custodian in his/her capacity as it appears in the
                                account registration.
-----------------------------------------------------------------------------------
  Corporation, Association      Written instructions must be signed by authorized
                                person(s), stating his/her capacity as indicated by
                                the corporate resolution to act on the account. A
                                copy of the corporate resolution, certified within
                                the past 90 days, authorizing the signer to act.
-----------------------------------------------------------------------------------
  Estate, Trust, Pension,       Written instructions must be signed by all
  Profit Sharing Plan           trustees. If the name of the trustee(s) does not
                                appear in the account registration, please provide
                                a copy of the trust document certified within the
                                last 60 days.
-----------------------------------------------------------------------------------
  Joint tenancy shareholders    Written instructions must by signed by the
  whose co-tenants are          surviving tenant(s). A certified copy of the death
  deceased                      certificate must accompany the request.

Signature Guarantee

  The LifePoints Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency or securities exchange or association, but not a notary public. Call your financial institution to see if it has the ability to guarantee a signature.

                               ACCOUNT POLICIES

Third Party Transactions

  If you purchase LifePoints Fund Shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

Redemption In-Kind

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges.

                             FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the LifePoints Funds' financial performance for the periods shown. Certain information reflects financial results for a single LifePoints Fund Class E Share throughout each year or period ended December 31. The total returns in the table represent how much your investment in a LifePoints Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePoints Funds' financial statements, are included in the Funds' annual report, which is available upon request. This Prospectus offers Class C Shares of the LifePoints Funds. However, because no Class C Shares of those Funds were outstanding during the periods shown, the information presented reflects the Class E Shares of each Fund. Class C Shares are subject to a 12b-1 fee, so the expenses of the Class C Shares will be more than the Class E expenses stated below.

Equity Aggressive Strategy Fund+--Class E

                                                                 1998    1997*
                                                                -------  ------
Net Asset Value, Beginning of Period........................... $  8.83  $10.00
                                                                -------  ------
Income From Investment Operations:
  Net investment income (d)....................................     .03     .09
  Net realized and unrealized gain (loss) on investments.......    1.18    (.33)
                                                                -------  ------
    Total Income From Investment Operations....................    1.21    (.24)
                                                                -------  ------
Less Distributions:
  Net investment income........................................    (.19)   (.33)
  Net realized gain on investments.............................    (.05)   (.60)
                                                                -------  ------
    Total Distributions........................................    (.24)   (.93)
                                                                -------  ------
Net Asset Value, End of Period................................. $  9.80  $ 8.83
                                                                =======  ======
Total Return (%)(a)............................................   13.75   (2.42)
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).....................  91,459   2,985
  Ratios of average net assets (%):
   Operating expenses, net (b).................................     .25     .25
   Operating expenses, gross (c)...............................     .62    3.58
   Net investment income (c)...................................     .28     .45
  Portfolio turnover rate (%)(b)...............................   73.95   48.30

---------------------
 +  Prior to May 1, 1999, this Fund was known as the Equity Balanced Strategy
    Fund.
 * For the period September 30, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 30, 1997 (commencement of operations) to December 31, 1997, are annualized.
(c) The ratio for the period ended December 31, 1997, has not been annualized due to the Fund's short period of operation.
(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Aggressive Strategy Fund--Class E


                                                                 1998    1997*
                                                                -------  ------
Net Asset Value, Beginning of Period........................... $  9.14  $10.00
                                                                -------  ------
Income From Investment Operations:
  Net investment income (d)....................................     .19     .10
  Net realized and unrealized gain (loss) on investments.......     .87    (.11)
                                                                -------  ------
    Total Income From Investment Operations....................    1.06    (.01)
                                                                -------  ------
Less Distributions:
  Net investment income........................................    (.25)   (.31)
  Net realized gain on investments.............................    (.01)   (.54)
                                                                -------  ------
    Total Distributions........................................    (.26)   (.85)
                                                                -------  ------
Net Asset Value, End of Period................................. $  9.94  $ 9.14
                                                                =======  ======
Total Return (%)(a)............................................   11.69    (.19)
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).....................  62,188   5,307
  Ratios of average net assets (%):
   Operating expenses, net (b).................................     .25     .25
   Operating expenses, gross (c)...............................     .66    2.88
   Net investment income (c)...................................    1.88     .97
  Portfolio turnover rate (%)(b)...............................   93.08   56.88

---------------------
 * For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997, (commencement of operations) to December 31, 1997, are annualized.
(c) The ratio for the period ended December 31, 1997, has not been annualized due to the Fund's short period of operation.
(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Balanced Strategy Fund--Class E

                                                                 1998     1997
                                                               --------  ------
Net Asset Value, Beginning of Period.......................... $   9.46  $10.00
                                                               --------  ------
Income From Investment Operations:
  Net investment income (d)...................................      .31     .09
  Net realized and unrealized gain (loss) on investments......      .78     .02
                                                               --------  ------
    Total Income From Investment Operations...................     1.09     .11
                                                               --------  ------
Less Distributions:
  Net investment income.......................................     (.40)   (.24)
  Net realized gain on investments............................     (.03)   (.41)
                                                               --------  ------
    Total Distributions.......................................     (.43)   (.65)
                                                               --------  ------
Net Asset Value, End of Period................................ $  10.12  $ 9.46
                                                               ========  ======
Total Return (%)(a)...........................................    11.66    1.04
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted)....................  161,108   3,554
  Ratios of average net assets (%):
   Operating expenses, net (b)................................      .25     .25
   Operating expenses, gross (c)..............................      .61    4.03
   Net investment income (c)..................................     3.05    1.30
  Portfolio turnover rate (%)(b)..............................    78.85   29.58

---------------------
 * For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997, are annualized.
(c) The ratio for the period ended December 31, 1997, has not been annualized due to the Fund's short period of operation.
(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Moderate Strategy Fund--Class E

                                                                  1998   1997*
                                                                 ------  ------
Net Asset Value, Beginning of Period............................ $ 9.61  $10.00
                                                                 ------  ------
Income From Investment Operations:
  Net investment income (e).....................................    .39     .07
  Net realized and unrealized gain (loss) on investments........    .57    (.08)
                                                                 ------  ------
    Total Income From Investment Operations.....................    .96    (.01)
                                                                 ------  ------
Less Distributions:
  Net investment income.........................................   (.41)   (.14)
  Net realized gain on investments..............................   (.01)   (.24)
                                                                 ------  ------
    Total Distributions.........................................   (.42)   (.38)
                                                                 ------  ------
Net Asset Value, End of Period.................................. $10.15  $ 9.61
                                                                 ======  ======
Total Return (%)(a).............................................  10.19    (.06)
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted)...................... 18,573     385
  Ratios of average net assets (%):
   Operating expenses, net (b)..................................    .25     .25
   Operating expenses, gross (c)................................    .94     --
   Net investment income (d)....................................   3.71    1.01
  Portfolio turnover rate (%)(b)................................ 175.58    9.66

---------------------
 * For the period October 2, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period October 2, 1997 (commencement of operations) to December 31, 1997, are annualized.
(c) The ratio for the period ended December 31, 1997, is not meaningful due to the Fund's short period of operation.
(d) The ratio for the period ended December 31, 1997, has not been annualized due to the Fund's short period of operation.
(e) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Conservative Strategy Fund--Class E

                                                                  1998   1997*
                                                                 ------  ------
Net Asset Value, Beginning of Period............................ $ 9.88  $10.00
                                                                 ------  ------
Income From Investment Operations:
  Net investment income (e).....................................    .46     .07
  Net realized and unrealized gain (loss) on investments........    .29     .07
                                                                 ------  ------
    Total Income From Investment Operations.....................    .75     .14
                                                                 ------  ------
Less Distributions:
  Net investment income.........................................   (.39)   (.10)
  Net realized gain on investments..............................    --     (.16)
                                                                 ------  ------
    Total Distributions.........................................   (.39)   (.26)
                                                                 ------  ------
Net Asset Value, End of Period.................................. $10.24  $ 9.88
                                                                 ======  ======
Total Return (%)(a).............................................   7.70    1.36
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted)......................  4,411      23
  Ratios of average net assets (%):
   Operating expenses, net (b)..................................    .25     .25
   Operating expenses, gross (c)................................   2.50     --
   Net investment income (d)....................................   4.41     .67
  Portfolio turnover rate (%)(b)................................ 169.79    0.00

---------------------
 * For the period November 7, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period November 7, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) The ratio for the period ended December 31, 1997 is not meaningful due to the Fund's short period of operation.
(d) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.
(e) For the period ended December 31, 1998, average month-end shares outstanding were used for the calculation.

                           MONEY MANAGER INFORMATION

  The money managers have no affiliations with the LifePoints Funds or the LifePoints Funds' service providers other than their management of Underlying Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in FRIC, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

  This section identifies the money managers for the Underlying Funds in which the LifePoints Funds invest.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., US Bank Place, 601 2nd Ave. South, Suite
   5000, Minneapolis, MN 55402-4322.

  Barclays Global Fund Advisors N.A., 45 Fremont Street, San Francisco, CA
   94105.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York,
   NY 10022.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard,
   Roseland, NJ 07068.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100,
   Chicago, IL 60606.

  Marsico Capital Management, LLC, 1200 17th Street, Suite 1200, Denver, CO
   80202.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree
   Street N.E., Atlanta, GA 30308.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, 21st Floor, New York,
   NY 10153.

  Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY
   10107.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA
   92121.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard,
   Roseland, NJ 07068.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union
   Street, Seattle, WA 98101.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

  Westpeak Investment Advisors, L.P. 1011 Walnut Street, Suite 400, Boulder,
   CO 80302.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors. See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor,
   Boston, MA 02110-4104.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New
   York, NY 10036.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard,
   Roseland, NJ 07068.

                         INTERNATIONAL SECURITIES FUND

  Delaware International Advisers Limited, 80 Cheapside, 3rd Floor, London
   EC2V6EE England.

  Fidelity Management Trust Company, 82 Devonshire Street, Boston, MA, 02109.

  J.P. Morgan Investment Management, Inc. See: Quantitative Equity Fund.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue,
   WA 98004.

  Montgomery Asset Management, LLC, 101 California Street, San Francisco, CA
   94111.

  Oechsle International Advisors, LLC, One International Place, 23rd Floor,
   Boston, MA 02110.

  Sanford C. Bernstein & Co., Inc. See: Diversified Equity Fund.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor,
   Boston, MA 02108-4402.

                             EMERGING MARKETS FUND

  Foreign & Colonial Emerging Markets Limited, Exchange House, Primrose
   Street, London, England EC2A 2NY.

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY England.

  J.P. Morgan Investment Management Inc. See: Quantitative Equity Fund.

  Montgomery Asset Management LLC. See: International Securities Fund.

  Nicholas-Applegate Capital Management, 600 W. Broadway 32nd Fl. San Diego,
   CA 92101.

  Sanford C. Burstein & Co. Inc. See: Diversified Equity.

  Schrodes Capital Management International Limited, 31 Greshmon Street,
   London, UK EC2V 7QA.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company. See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360,
   Newport Beach, CA 92660.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111.

                            MULTISTRATEGY BOND FUND

  Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street,
   58th Floor, New York, NY 10022.

  Pacific Investment Management Company. See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc. See: Diversified Bond Fund.

                             SHORT TERM BOND FUND

  BlackRock Financial Management, 345 Park Ave., 29th Floor, New York, NY
   10154.

  Standish, Ayer & Wood, Inc. See: Diversified Bond Fund.

  STW Fixed Income Management Ltd., 26 Victoria Street, 3rd Floor, P.O. Box
   2910 Hamilton HM KX, Bermuda.

  IN CONSIDERING INVESTMENT IN THE LIFEPOINTS FUNDS, DO NOT RELY ON ANY INFORMATION UNLESS IT IS CONTAINED IN THIS PROSPECTUS OR IN THE LIFEPOINTS FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THE LIFEPOINTS FUNDS HAVE NOT AUTHORIZED ANYONE TO ADD ANY INFORMATION OR TO MAKE ANY ADDITIONAL STATEMENTS ABOUT THE LIFEPOINTS FUNDS. THE LIFEPOINTS FUNDS MAY NOT BE AVAILABLE IN SOME JURISDICTIONS OR TO SOME PERSONS. THE FACT THAT YOU HAVE RECEIVED THIS PROSPECTUS SHOULD NOT, IN ITSELF, BE TREATED AS AN OFFER TO SELL LIFEPOINTS FUND SHARES TO YOU. CHANGES IN THE AFFAIRS OF THE LIFEPOINTS FUNDS OR IN THE UNDERLYING FUNDS' MONEY MANAGERS MAY OCCUR AFTER THE DATE ON THE COVER PAGE OF THIS PROSPECTUS. THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED TO REFLECT ANY MATERIAL CHANGES TO THE INFORMATION IT CONTAINS.

For more information about the LifePoints Funds, the following documents are available without charge:

Annual/Semiannual Reports: Additional information about the LifePoints Funds' investments is available in the LifePoints Funds' annual and semiannual reports to shareholders. In each LifePoints Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePoints Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the LifePoints Funds.

The annual report for each LifePoints Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting your Financial Intermediary or the LifePoints Funds at:

       Frank Russell Investment Company
       909 A Street
       Tacoma, WA  98402
       Telephone:  1-800-787-7354
       Fax:  253-591-3495
       Internet: http://www.russell.com
                 ----------------------


You can review and copy information about the LifePoints Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can obtain copies of this information upon paying a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the LifePoints Funds are also available on the Commission's Internet website at http://www.sec.gov.

FRANK RUSSELL INVESTMENT COMPANY
                                                   Distributor:  Russell Fund
                                                   Distributors, Inc.
                                                        SEC File No. 811-3153
                                                           36-08-058 (5/99
Class C Shares:

  Equity Aggressive Strategy Fund
  Aggressive Strategy Fund
  Balanced Strategy Fund
  Moderate Strategy Fund
  Conservative Strategy Fund